PENSION LIABILITIES, NET (Schedule Of Expected Benefit Payments) (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Defined Benefit Plan [Abstract]
2018		$ 227
2019	180	260
2020	180	360
2021	189	189
2022 and thereafter	1,628	1,087
Expected benefit payments, total	$ 2,177	$ 2,123